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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities exchange Act of 1934



                    Date of Report:  October 14, 1997



                   LOUISVILLE GAS AND ELECTRIC COMPANY
          (Exact name of registrant as specified in its charter)

              Kentucky           2-26720          61 - 0264150
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)



                           220 West Main Street
                              P.O. Box 32010
                           Louisville, KY 40232
                 (Address of principal executive offices)



                              (502) 627-2000
                     (Registrant's telephone number)
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Item 5.  Other Events.

On October 14, 1997, LG&E Energy Corp., the Company's parent, announced that its board of directors elected Jeffery T. Grade, 53, to the boards of the holding company and Louisville Gas and Electric Company. Mr. Grade will fulfill the term of Mr. Ronald L. Bittner, who passed away August 31, 1997.


Item 7(c).  Exhibits Filed.

Exhibit
Number              Description

99.01               News Release dated October 14, 1997.


                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LOUISVILLE GAS AND ELECTRIC COMPANY
Registrant


Date:  October 16, 1997         /s/ John R. McCall
                                ______________________________________
                                John R. McCall
                                Executive Vice President, General
                                Counsel and Corporate Secretary